UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Exact name of registrant as specified in is charter)

Colorado (State or other jurisdiction of incorporation)	0-14749 (Commission File Number)	84-0910696 (IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     The Company has delivered to shareholders a Notice of Annual Meeting in satisfaction of certain state law notice requirements, establishing that the Company’s Annual Meeting shall occur, as previously announced, on Friday, July 15, 2005, and has elected to furnish this Notice of Annual Meeting as an exhibit to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

     (c)       Exhibits

Item	Exhibit

99.1	Notice of Annual Meeting, dated June 8, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
Date: June 8, 2005	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating
Officer, Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Notice of Annual Meeting, dated June 8, 2005